UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY			10022-2606
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-625-7071

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders.

Annual Report

Needham Funds

Seeking to build wealth for long-term investors.

December 31, 2008

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2008

Contents

Letter from the Adviser	1

Portfolio Characteristics

Needham Growth Fund	5

Needham Aggressive Growth Fund	6

Needham Small Cap Growth Fund	7

Disclosure of Fund Expenses	8

Schedule of Investments

Needham Growth Fund	9

Needham Aggressive Growth Fund	12

Needham Small Cap Growth Fund	14

Schedule of Securities Sold Short

Needham Growth Fund	11

Needham Aggressive Growth Fund	13

Needham Small Cap Growth Fund	15

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights

Needham Growth Fund	19

Needham Aggressive Growth Fund	20

Needham Small Cap Growth Fund	21

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	28

Information about Directors and Officers	29

Supplementary Information	30

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•  Are NOT FDIC insured

•  Have no bank guarantee

•  May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Needham Funds  Annual Report 2008

Dear Shareholders,

The year 2008 proved to be the most challenging investment environment in our generation. The financial crisis that started in the sub-prime sector spread throughout the year. Extreme volatility in currencies and commodities reduced visibility of trade and overall confidence. The world economy succumbed in late September, victim to multiple, debilitating conditions: counterparty failures, fundamentally insolvent banks and perhaps governments, global recessions, and looming enormous public deficits. Both lenders and borrowers disappeared from the scene. We entered the New Year facing a bleak environment, with certainty of rising unemployment and bankruptcies, continuing fund redemptions and further economic decline at least for the first half of 2009. Indeed, public officials are working hard at their rescue mission, with a staggering stimulus to both credit and job markets. Its effectiveness in restoring private trust, credit and confidence is yet to be seen.

Our short and cash positions worked, but we did not have enough of them. It is of little comfort that our Funds performed in line or better than comparative indices. Dividends in November could not be mitigated as those gains were realized during the end of 2007 and had to be distributed in the 2008 tax year. In summary, we kept faithful to our investing style and remained focused on our long-term performance, realizing that the short-term pains should not cause us to forget our long-term objectives. The problem was there were few categories in which to hide in growth stocks. Given the high volatility of the environment, we traded a handful of times during the quarter, something we typically resist doing, but we felt compelled to close positions when our price objectives were met. We continue to review all our holdings, gauging their balance sheet strength and earnings ability to endure this recession. Again, visibility and confidence are at historical lows, but so are valuations.

We at The Needham Funds, Inc. focus on buying growth stocks at reasonable prices. In the twelve-month period ended December 31, 2008, the Growth Fund was down 40.41%, the Aggressive Growth Fund was down 27.60% and the Small Cap Growth Fund was down 23.42%. By comparison, the S&P 500 Index was down 37.00%, the NASDAQ Composite Index was down 39.98% and the Russell 2000 Index was down 33.79%.

The Needham Growth Fund (the "Growth Fund") seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Growth Fund targets companies with products or services that are selling or marketing into growth markets. These companies normally have earnings growth of at least 10-15%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. The Growth Fund also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings shortfall or may be in a product transition. This often causes aggressive growth or momentum investors to sell. At this point, the Growth Fund may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price," or "GARP."

The Growth Fund was down 40.41% for the 1 year period, down 10.15% for the 3 years, down 2.48% for the 5 years, up 7.27% for the 10 years, and up 11.75% since inception, compounded annually. The Growth Fund received a four-star Overall MorningstarTM Rating in the U.S.-domiciled Mid-Cap Growth Funds category as of December 31, 2008, based on Risk-Adjusted Return, when rated against 821 Mid-Cap Growth Funds. We ended the year with approximately 8.8% of total investments in cash and 1.38% as our short position. On the positive side, we proactively reduced our energy position at favorable prices in the early part of summer. We

Needham Funds

maintained an overweight defensive position in healthcare. On the negative side, we established too early a position in consumer discretionary and our technology stocks suffered.

The Needham Aggressive Growth Fund (the "Aggressive Growth Fund") seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Aggressive Growth Fund targets the equities of companies with strong, above-average prospective growth rates. The Aggressive Growth Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of the companies' leadership positions. Thus, the Aggressive Growth Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, and strong R&D and brand spending in industries with high barriers to entry.

The Aggressive Growth Fund was down 27.60% for the 1 year period, down 2.08% for the 3 years, up 2.83% for the 5 years, and up 4.23% since inception, compounded annually. The Aggressive Growth Fund received a five-star Overall MorningstarTM Rating in the U.S.-domiciled Mid-Cap Growth Funds category as of December 31, 2008, based on Risk-Adjusted Return, when rated against 821 Mid-Cap Growth Funds. The smaller cap names typically in the Aggressive Growth Fund were particularly hurt by fund redemption and tax selling as lack of liquidity disproportionately impacted prices. The Aggressive Growth Fund closed the year with approximately 34.6% of total investments in cash and .24% as our short position, a high, defensive cash position which helped the Fund outperform comparative indices and rank as a top performing fund among its peers. The cash position was established by selling some of our larger positions, such as FCStone and Interactive Brokers Group, at relatively favorable prices earlier in the year.

The Needham Small Cap Growth Fund (the "Small Cap Growth Fund") seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies that the Small Cap Growth Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000 Index, if greater. As of December 31, 2008 the highest market capitalization in the Russell 2000 Index was $3.283 billion. Central to the Small Cap Growth Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Small Cap Growth Fund seeks tax efficiency by holding securities for a period of 12 months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

The Small Cap Growth Fund was down 23.42% for the 1 year period, down 6.62% for the 3 years, down 1.72% for the 5 years, and up 6.79% since inception, compounded annually. 2008 was a difficult year for small cap stocks, as seen with the Russell 2000 down 33.79% for the year. On the positive side, the Small Cap Growth Fund was a top performer relative to its peers. The Fund's exposure to wireless infrastructure and defense oriented names were positive contributors. Among the positive contributors, Dolby Labs and Bright Horizons were standouts. The Fund's semiconductor capital equipment stocks were especially weak, led by Brooks Automation and Entegris.

The portfolio turnover rate was 41.43% for the Growth Fund, 45.03% for the Aggressive Growth Fund and 218.64% for the Small Cap Growth Fund for the year ended December 31, 2008. The expense ratios for the

  Annual Report 2008

three funds were 2.03% for the Growth Fund, 2.50% for the Aggressive Growth Fund and 2.50% for the Small Cap Growth Fund for the year ended December 31, 2008.

As we write this letter in late January, 2009 has started negatively with investors continuing to prefer the safety of treasuries, gold and now high-grade bonds to the risk of equities. Deflation may be only a short-term risk, with inflation induced by excessive government deficits looming in the distance. While volatility has declined from the heights experienced in the fall of 2008, the equity markets remain unusually tentative, awaiting clearer signals that housing has bottomed, non-government credit has been restored, and corporations and consumers have regained some confidence. We hope the worst is behind us in terms of capital erosion and that our stock picking skills will be of more use. We are realistic that, even with unprecedented worldwide government stimuli, it will take time for corrective actions to make their way into the real economy. As always, we monitor carefully our portfolio of companies, focusing on management quality, adaptability in these difficult times and valuation.

Lastly, we are pleased to report that we have joined our efforts in managing the Needham Growth Fund, while Bernard and Chris will continue as sole managers of the Needham Aggressive Growth Fund and the Needham Small Cap Growth Fund, respectively. We have enjoyed collaborating on investment decisions for over two years, and we look forward to establishing a more formal investing partnership to the benefit of the Needham Growth Fund's shareholders. We thank you for your continuing support.

Sincerely,

Bernard Lirola	Chris Retzler

Portfolio Manager	Portfolio Manager

Needham Funds

Mr. Bernard Lirola is the Portfolio Manager of the Growth Fund and the Aggressive Growth Fund. Mr. Lirola has an extensive 31-year career on Wall Street covering investment banking, research and now asset management. He graduated from École Polytechnique in Paris, France in 1973 and received an MBA from Harvard Business School in 1976. Prior to joining Needham in 1994, he worked at Smith Barney, Harris Upham & Co. (1976-1978), at CS First Boston (1978-1990) and at Swiss Bank Corporation (1990-1994). Mr. Lirola was an early member of CS First Boston's M&A group (1978), recruited by Joseph Perella and Bruce Wasserstein, and headed First Boston's M&A healthcare group (1985-1990). At Swiss Bank Corporation, he was Head of U.S. M&A activities (1990-1994). Mr. Lirola joined Needham & Company, Inc. (predecessor to The Needham Group, Inc.) on the investment banking side in 1994 and was successively a Co-Head of Health Care, Co-Head of Investment Banking and a member of its Operating Committee. Between 1996 and 1999, he was also an equity research analyst covering the health care services industry. Mr. Lirola joined Needham Investment Management L.L.C., the Adviser to the Funds, in 2007, where he provided sourcing and assessing of investment opportunities for the Needham Funds both in the U.S. and overseas. He also serves as Executive Vice President of the Growth Fund and the Aggressive Growth Fund. Mr. Lirola became Portfolio Manager of the Growth Fund and the Aggressive Growth Fund in January 2008. He engages in a variety of portfolio management-related activities, including stock selection, research, company visits and market analysis.

Mr. Chris Retzler is the Portfolio Manager of the Small Cap Growth Fund. Mr. Retzler has been with Needham Asset Management, LLC since 2005. Mr. Retzler is a graduate of the Columbia Business School and was a Fulbright Scholar. He began his career in 1994 with Merrill Lynch Investment Banking. When he left Merrill Lynch in 2002, Mr. Retzler was an associate in Mergers and Acquisitions where he participated in numerous stock and asset transactions across a wide range of domestic and global industries. From 2002 until he joined Needham, he managed Winterkorn, a privately owned company. Prior to becoming the sole Portfolio Manager of the Small Cap Growth Fund, Mr. Retzler's responsibilities at Needham included examining and conducting due diligence on both existing and new investment opportunities for the Needham Funds. He also serves as Executive Vice President of the Growth Fund and the Small Cap Growth Fund. Mr. Retzler became Portfolio Manager of the Small Cap Growth Fund in January 2008 and Portfolio Manager of the Growth Fund in January 2009. He engages in a variety of portfolio management-related activities, including stock selection, research, company visits and market analysis.

Annual Report 2008

NEEDHAM GROWTH FUND (Unaudited)  TICKER: NEEGX

Comparative Performance Statistics as of December 31, 2008

	6 Months(7)	1 Year	3 Years(8)		5 Years(8)		10 Years(8)		Since Inception(8)(12)		Gross Expense Ratio(14)
Needham Growth Fund(1)	(31.65)%	(40.41)%	(10.15	)%(9)	(2.48	)%(10)	7.27	%(11)	11.75	%(13)	1.90%
S&P 500 Index(2)(3)	(28.48)%	(37.00)%	(8.34)%		(2.19)%		(1.38)%		4.77%
NASDAQ Composite Index(2)(4)	(30.87)%	(39.98)%	(9.81)%		(3.95)%		(2.71)%		3.68%
S&P 400 MidCap Index(2)(5)	(33.64)%	(36.23)%	(8.74)%		(0.08)%		4.45%		8.53%
Russell 2000 Index(2)(6)	(26.94)%	(33.79)%	(8.25)%		(0.88)%		3.07%		4.99%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

  1.  Investment results calculated after reinvestment of dividends.

  2.  It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.

  3.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  4.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  5.  The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.

  6.  The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.

  7.  Not annualized.

  8.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  9.  Cumulative return for the three year period was (27.47)%, assuming all dividends were reinvested in shares of the Fund.

  10.  Cumulative return for the five year period was (11.81)%, assuming all dividends were reinvested in shares of the Fund.

  11.  Cumulative return for the ten year period was 101.71%, assuming all dividends were reinvested in shares of the Fund.

  12.  The inception date of the Fund was 1/1/96.

  13.  Cumulative return since inception was 323.76%, assuming all dividends were reinvested in shares of the Fund.

  14.  The above expense ratio is from the Funds' prospectus dated May 1, 2008. Additional information pertaining to the Funds' expense ratios as of December 31, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 1.86%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2008)

Security		% of Total Investments†
1) Express Scripts, Inc.	ESRX	6.91%
2) Iron Mountain, Inc.	IRM	4.60%
3) Thermo Fisher Scientific, Inc.	TMO	4.29%
4) ViaStat, Inc.	VSAT	3.95%
5) Varian Medical Systems, Inc.	VAR	3.84%
6) EMS Technologies, Inc.	ELMG	3.62%
7) Intuit, Inc.	INTU	3.52%
8) Luxottica Group SPA	LUX	3.47%
9) Brooks Automation, Inc.	BRKS	3.38%
10) CONMED Corp.	CNMD	3.28%

Top Ten Holdings = 40.86% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stocks, plus cash minus all short positions

Sector Weightings*

(as a % of total investments, as of December 31, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	8.3%	—	8.3%
Consumer	9.7%	(0.6)%	9.1%
Energy	1.6%	—	1.6%
Financial Services	1.8%	—	1.8%
Healthcare	28.6%	(0.6)%	28.0%
Industrial	2.5%	(0.3)%	2.2%
Technology	28.5%	—	28.5%
Telecommunications/Cable	11.7%	—	11.7%
Cash	8.8%	—	8.8%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks, plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND (Unaudited)  TICKER: NEAGX

Comparative Performance Statistics as of December 31, 2008

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		Since Inception(7)(10)		Gross Expense Ratio(12)
Needham Aggressive Growth Fund(1)	(16.37)%	(27.60)%	(2.08	)%(8)	2.83	%(9)	4.23	%(11)	2.18%
S&P 500 Index(2)(3)	(28.48)%	(37.00)%	(8.34)%		(2.19)%		(0.69)%
NASDAQ Composite Index(2)(4)	(30.87)%	(39.98)%	(9.81)%		(3.95)%		1.36%
Russell 2000 Index(2)(5)	(26.94)%	(33.79)%	(8.25)%		(0.88)%		4.29%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

  1.  Investment results calculated after reinvestment of dividends.

  2.  It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.

  3.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  4.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  5.  The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.

  6.  Not annualized.

  7.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  8.  Cumulative return for the three year period was (6.11)%, assuming all dividends were reinvested in shares of the Fund.

  9.  Cumulative return for the five year period was 14.99%, assuming all dividends were reinvested in shares of the Fund.

  10.  The inception date of the Fund was 9/4/01.

  11.  Cumulative return since inception was 35.48%, assuming all dividends were reinvested in shares of the Fund.

  12.  The above expense ratio is from the Funds' prospectus dated May 1, 2008. Additional information pertaining to the Funds' expense ratios as of December 31, 2008 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which shall continue in effect from year to year only upon mutual agreement of the Funds and the Adviser. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.18%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2008)

Security		% of Total Investments†
1) Gilead Sciences, Inc.	GILD	7.32%
2) Alliance Data Systems Corp.	ADS	4.88%
3) Express Scripts, Inc.	ESRX	4.72%
4) Iron Mountain, Inc.	IRM	4.72%
5) ViaSat, Inc.	VSAT	3.45%
6) Precision Castparts Corp.	PCP	3.41%
7) Varian Medical Systems, Inc.	VAR	3.34%
8) Dolby Laboratories, Inc.	DLB	3.11%
9) Airvana, Inc.	AIRV	2.92%
10) Apple Computer, Inc.	AAPL	2.44%

Top Ten Holdings = 40.31% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stock, plus cash minus all short positions.

Sector Weightings*

(as a % of total investments, as of December 31, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	14.0%	—	14.0%
Consumer	4.1%	—	4.1%
Financial Services	1.1%	—	1.1%
Healthcare	19.0%	—	19.0%
Industrial	3.9%	(0.2)%	3.7%
Technology	17.1%	—	17.1%
Telecommunications/Cable	6.4%	—	6.4%
Cash	34.6%	—	34.6%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks, plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Annual Report 2008

NEEDHAM SMALL CAP GROWTH FUND (Unaudited)  TICKER: NESGX

Comparative Performance Statistics as of December 31, 2008

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		Since Inception(7)(10)		Gross Expense Ratio(12)
Needham Small Cap Growth Fund(1)	(20.82)%	(23.42)%	(6.62	)%(8)	(1.72	)%(9)	6.79	%(11)	2.50%
S&P 500 Index(2)(3)	(28.48)%	(37.00)%	(8.34)%		(2.19)%		(0.62)%
NASDAQ Composite Index(2)(4)	(30.87)%	(39.98)%	(9.81)%		(3.95)%		0.32%
Russell 2000 Index(2)(5)	(26.94)%	(33.79)%	(8.25)%		(0.88)%		1.69%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

  1.  Investment results calculated after reinvestment of dividends.

  2.  It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.

  3.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  4.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  5.  The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.

  6.  Not annualized.

  7.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  8.  Cumulative return for the three year period was (18.56)%, assuming all dividends were reinvested in shares of the Fund.

  9.  Cumulative return for the five year period was (8.33)%, assuming all dividends were reinvested in shares of the Fund.

  10.  The inception date of the Fund was 5/22/02.

  11.  Cumulative return since inception was 54.37%, assuming all dividends were reinvested in shares of the Fund.

  12.  The above expense ratio is from the Funds' prospectus dated May 1, 2008. Additional information pertaining to the Funds' expense ratios as of December 31, 2008 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which shall continue in effect from year to year only upon mutual agreement of the Funds and the Adviser. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.50%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2008)

Security		% of Total Investments†
1) Aspen Technology, Inc.	AZPN	6.00%
2) ICx Technologies, Inc.	ICXT	5.66%
3) Anaren, Inc.	ANEN	5.29%
4) Super Micro Computer, Inc.	SMCI	4.52%
5) MKS Instruments, Inc.	MKSI	3.09%
6) STEC, Inc.	STEC	3.04%
7) Airvana, Inc.	AIRV	2.73%
8) Eclipsys Corp.	ECLP	2.53%
9) iRobot Corp.	IRBT	2.42%
10) Netezza Corp.	NZ	2.37%

Top Ten Holdings = 37.65% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stock, plus cash minus all short positions.

Sector Weightings*

(as a % of total investments, as of December 31, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	8.6%	—	8.6%
Consumer	—	(3.7)%	(3.7)%
Healthcare	0.2%	—	0.2%
Industrial	0.7%	—	0.7%
Technology	31.4%	—	31.4%
Telecommunications/Cable	13.4%	—	13.4%
Cash	49.4%	—	49.4%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks, plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The expense example table below illustrates your fund's costs in two ways:

•  Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period".

•  Hypothetical Expenses on a 5% Return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Period July 1, 2008 to December 31, 2008

Expense Example Table

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08	Expense Ratio During Period 7/1/08- 12/31/08
Needham Growth Fund
Actual Expenses	$1,000.00	$683.50	$9.10	2.15%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,014.33	$10.89	2.15%
Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$836.30	$11.54	2.50%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,012.57	$12.65	2.50%
Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$791.80	$11.26	2.50%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,012.57	$12.65	2.50%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Annual Report 2008

Needham Growth Fund

Schedule of Investments

December 31, 2008

	Shares	Value
Common Stocks (89.8%)
Business Services (5.0%)
Corvel Corp.*	5,000	$109,900
Dice Holdings, Inc.*	85,000	346,800
Iron Mountain, Inc.*	170,000	4,204,100
		4,660,800
Consumer Services (9.4%)
Avis Budget Group, Inc.*†	50,000	35,000
Carmax, Inc.*	265,000	2,088,200
Dick's Sporting Goods, Inc.*	115,000	1,622,650
Luxottica Group SpA - ADR†	175,000	3,171,000
Morton's Restaurant Group*	250,000	715,000
Whole Foods Market, Inc.	120,000	1,132,800
		8,764,650
Energy (1.6%)
Chesapeake Energy Corp.	90,000	1,455,300
Financial Services (1.8%)
American International Group, Inc.	35,000	54,950
Morgan Stanley	100,000	1,604,000
		1,658,950
Healthcare Services (27.6%)
ArthroCare Corp.*	60,000	286,200
CONMED Corp.*	125,000	2,992,500
Covidien Ltd.	43,750	1,585,500
Express Scripts, Inc.*†	115,000	6,322,700
Healthways, Inc.*	20,000	229,600
IPC The Hospitalist Co.*	22,500	378,675
Merck & Co., Inc.	50,000	1,520,000
Omnicell, Inc.*	39,800	485,958
Schering-Plough Corp.	162,000	2,758,860
Thermo Fisher Scientific, Inc.*	115,000	3,918,050
UnitedHealth Group, Inc.	62,500	1,662,500
Varian Medical Systems, Inc.*†	100,000	3,504,000
		25,644,543
Industrial (0.9%)
Southwall Technologies, Inc.*†	728,000	582,400
Sypris Solutions, Inc.	418,700	259,594
		841,994
Oil & Gas - Exploration & Production (1.5%)
Transocean, Ltd*	30,000	1,417,500
Software (3.0%)
Actuate Corp.*	321,854	952,688
Aspen Technology, Inc.*	250,000	1,855,000
		2,807,688

	Shares	Value
Common Stocks — Continued
Technology (27.7%)
3Com Corp.*	475,000	$1,083,000
Atmel Corp.*	500,000	1,565,000
Barco NV	30,000	746,373
Brooks Automation, Inc.*	531,911	3,090,403
Dolby Laboratories, Inc.*	69,570	2,279,113
Eclipsys Corp.*	70,000	993,300
Electro Scientific Industries, Inc.*	175,000	1,188,250
FSI International, Inc.*	558,500	173,135
Intuit, Inc.*	135,000	3,211,650
Mattson Technology, Inc.*	91,000	128,310
Microsemi Corp.*	45,000	568,800
MKS Instruments, Inc.*	100,000	1,479,000
National Semiconductor Corp.	180,000	1,812,600
Newport Corp.*	237,600	1,610,928
Orbotech Ltd.*	148,600	597,372
Parametric Technology Corp.*	175,000	2,213,750
Progress Software Corp.*	30,050	578,763
Quantel	20,905	85,714
RadiSys Corp.*	115,000	635,950
Seagate Technology	225,000	996,750
Semitool, Inc.*†	100,000	305,000
Vishay Intertechnology, Inc.*†	100,000	342,000
		25,685,161
Telecommunications/Cable (11.3%)
Airvana, Inc.*†	350,000	2,142,000
Comcast Corp., Class A	75,000	1,266,000
EMS Technologies, Inc.*	127,700	3,303,599
SoundBite Communications, Inc.*	100,000	129,000
ViaSat, Inc.*	150,000	3,612,000
		10,452,599
Total Common Stocks (Cost $107,490,764)		83,389,185

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Schedule of Investments (Continued)

December 31, 2008

	Shares	Value
Short-Term Investments (8.6%)
Money Market Fund (8.6%)
Dreyfus Treasury Prime Cash Management, 0.17% (a) (Cost $7,971,875)	7,971,875	$7,971,875
Warrants (0.0%)
Technology (0.0%)
Quantel, Strike Price 10.00, Expires 6/30/10 (Cost $0)	20,905	290
Total Investments ( 98.4%) (Cost $115,462,639)		91,361,350
Total Securities Sold Short (-1.4%) (Proceeds $1,265,593)		(1,282,660)
Other Assets in Excess of Liabilities (3.0%)		2,739,547
Net Assets (100.0%)		$92,818,237

(a)  Rate disclosed is the seven day yield as of December 31, 2008.

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,394,107.

  ADR  American Depositary Receipt.

  NV  Naamloze Vennootschap (Dutch corporation)

  SpA  Società per Azìonì (Italian corporation)

See accompanying notes to financial statements.

Annual Report 2008

Needham Growth Fund

Schedule of Securities Sold Short

December 31, 2008

	Shares	Value
Securities Sold Short (-1.4%)
Commercial Services (-0.3%)
HMS Holdings Corp.*	10,000	$315,200
Chemicals (-0.3%)
Balchem Corp.	10,000	249,100
Healthcare Services (-0.2%)
Genoptix Inc.*	5,750	195,960
Retail (-0.6%)
Panera Bread Co., Class A*	10,000	522,400
Total Securities Sold Short (Proceeds $1,265,593)		1,282,660
Total Securities Sold Short (-1.4%)		(1,282,660)
Total Investments (98.4%)		91,361,350
Other Assets in Excess of Liabilities (3.0%)		2,739,547
Net Assets (100.0%)		$92,818,237

  *  Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Schedule of Investments

December 31, 2008

	Shares	Value
Common Stocks (67.2%)
Business Services (13.0%)
Alliance Data Systems Corp.*	11,000	$511,830
Dice Holdings, Inc.*	17,300	70,584
Iron Mountain, Inc.*	20,000	494,600
Resources Connection, Inc.*†	15,000	245,700
		1,322,714
Consumer Services (4.2%)
Carmax, Inc.*	10,000	78,800
Dick's Sporting Goods, Inc.*	12,000	169,320
Luxottica Group SpA - ADR	10,000	181,200
		429,320
Financial Services (1.1%)
FCStone Group, Inc.*	25,000	110,750
Healthcare Services (19.5%)
Amplifon SpA	45,000	51,788
Express Scripts, Inc.*	9,000	494,820
Gilead Sciences, Inc.*	15,000	767,100
IPC The Hospitalist Co.*	2,500	42,075
LeMaitre Vascular, Inc.*†	85,000	171,700
Omnicell, Inc.*	8,700	106,227
Thermage, Inc.*	5,300	7,261
Varian Medical Systems, Inc.*	10,000	350,400
		1,991,371
Industrial (4.0%)
Precision Castparts Corp.	6,000	356,880
Quixote Corp.	7,538	48,997
		405,877
Software (1.4%)
Actuate Corp.*†	46,815	138,572
Technology (17.5%)
Apple, Inc.*	3,000	256,050
AuthenTec, Inc.*	25,000	41,750
Autodesk, Inc.*	10,000	196,500
Brocade Communications Systems, Inc.*	25,000	70,000
Cavium Networks, Inc.*	15,500	162,905
Dolby Laboratories, Inc.*†	9,945	325,798
Eclipsys Corp.*	10,000	141,900
Mattson Technology, Inc.*	9,000	12,690
Microsemi Corp.*	14,000	176,960
Parametric Technology Corp.*	20,000	253,000
Quantel	10,210	41,863
Trimble Navigation Ltd.*	5,000	108,050
		1,787,466

	Shares	Value
Common Stocks — Continued
Telecommunications/Cable (6.5%)
Airvana, Inc.*†	50,000	$306,000
ViaSat, Inc.*	15,000	361,200
		667,200
Total Common Stocks (Cost $6,334,976)		6,853,270
Short-Term Investments (35.5%)
Money Market Fund (35.5%)
Dreyfus Treasury Prime Cash Management, 0.17% (a) (Cost $3,625,795)	3,625,795	3,625,795
Warrants (0.0%)
Technology (0.0%)
Quantel, Strike Price 10.00, Expires 6/30/10 (Cost $0)	10,210	142
Total Investments (102.7%) (Cost $9,960,771)		10,479,207
Total Securities Sold Short (-0.2%) (Proceeds $25,439)		(24,910)
Liabilities in Excess of Other Assets (-2.5%)		(252,150)
Net Assets (100.0%)		$10,202,147

  (a)  Rate disclosed is the seven day yield as of December 31, 2008.

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $832,688.

  ADR  American Depositary Receipt.

  SpA  Società per Azìonì (Italian corporation)

See accompanying notes to financial statements.

Annual Report 2008

Needham Aggressive Growth Fund

Schedule of Securities Sold Short

December 31, 2008

	Shares	Value
Securities Sold Short (-0.2%)
Chemicals (-0.2%)
Balchem Corp.	1,000	$24,910
Total Securities Sold Short (Proceeds $25,439)		24,910
Total Securities Sold Short (-0.2%)		(24,910)
Total Investments (102.7%)		10,479,207
Liabilities in Excess of Other Assets (-2.5%)		(252,150)
Net Assets (100.0%)		$10,202,147

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Schedule of Investments

December 31, 2008

	Shares	Value
Common Stocks (55.2%)
Defense (8.5%)
ICx Technologies Inc.*†	40,000	$316,400
iRobot Corp.*†	15,000	135,450
		451,850
Healthcare Services (0.2%)
Thermage, Inc.*†	9,000	12,330
Oil & Gas - Exploration & Production (0.7%)
Compton Petroleum Corp.*†	50,000	40,000
Software (8.7%)
Actuate Corp.*†	16,179	47,890
Aspen Technology, Inc.*†	45,167	335,139
PDF Solutions, Inc.*	20,000	28,800
SRS Labs, Inc.*†	10,000	47,700
		459,529
Technology (23.4%)
Eclipsys Corp.*	10,000	141,900
Entegris, Inc.*	25,000	54,750
Hutchinson Tech, Inc.*	10,000	34,800
Mattson Technology, Inc.*†	30,000	42,300
MKS Instruments, Inc.*	11,700	173,043
Netezza Corp.*†	20,000	132,800
PLX Technology, Inc*	30,000	51,600
Seagate Technology	25,000	110,750
Semitool, Inc.*	25,000	76,250
STEC, Inc.*†	40,000	170,400
Super Micro Computer, Inc.*†	40,000	253,200
		1,241,793
Telecommunications/Cable (13.7%)
Acme Packet, Inc.*†	10,000	52,600
Airvana, Inc.*†	25,000	153,000
Anaren, Inc.*†	24,800	296,360
Aruba Networks, Inc.*†	20,000	51,000
SoundBite Communications, Inc.*†	40,000	51,600
ViaSat, Inc.*†	5,000	120,400
		724,960
Total Common Stocks (Cost $2,957,379)		2,930,462

	Shares	Value
Short-Term Investments (50.2%)
Money Market Fund (50.2%)
Dreyfus Treasury Prime Cash Management 0.17% (a) (Cost $2,668,274)	2,668,274	$2,668,274
Total Investments (105.4%) (Cost $5,625,653)		5,598,736
Total Securities Sold Short (-3.7%) (Proceeds $161,949)		(197,290)
Liabilities in Excess of Other Assets (-1.7%)		(92,057)
Net Assets (100.0%)		$5,309,389

  (a)  Rate disclosed is the seven day yield as of December 31, 2008.

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $2,131,336.

See accompanying notes to financial statements.

Annual Report 2008

Needham Small Cap Growth Fund

Schedule of Securities Sold Short

December 31, 2008

	Shares	Value
Securities Sold Short (-3.7%)
Automotive (-0.6%)
O'Reilly Automotive, Inc.*	1,000	$30,740
Consumer Products (-1.7%)
The Scotts Miracle-Gro Co.	3,000	89,160
Retail (-1.4%)
Buffalo Wild Wings, Inc.*	2,000	51,300
Gymboree Corp.*	1,000	26,090
		77,390
Total Securities Sold Short (Proceeds $161,949)		197,290
Total Securities Sold Short (-3.7%)		(197,290)
Total Investments (105.4%)		5,598,736
Liabilities in Excess of Other Assets (-1.7%)		(92,057)
Net Assets (100.0%)		$5,309,389

  *  Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities

December 31, 2008

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Assets
Investments, at Value (Cost $115,462,639, $9,960,771 and $5,625,653, respectively)	$91,361,350	$10,479,207	$5,598,736
Receivables:
Deposit with Broker for Securities Sold Short	2,828,863	122,211	183,180
Dividends and Interest	50,060	663	605
Fund Shares Sold	130,693	128,030	9,046
Investment Securities Sold	—	254,372	—
Due from Adviser	—	6,480	4,123
Prepaid Expenses	59,316	10,542	6,967
Total Assets	94,430,282	11,001,505	5,802,657
Liabilities
Securities Sold Short, at Value (Proceeds $1,265,593, $25,439 and $161,949, respectively)	1,282,660	24,910	197,290
Payables:
Investment Securities Purchased	—	736,589	264,071
Fund Shares Redeemed	55,541	1,533	518
Due to Adviser	96,730	—	—
Distribution Fees	19,346	1,980	1,071
Directors' Fees	10,089	786	357
Chief Compliance Officer Fees	33,044	2,525	1,510
Accrued Expenses and Other Liabilities	114,635	31,035	28,451
Total Liabilities	1,612,045	799,358	493,268
Net Assets	$92,818,237	$10,202,147	$5,309,389
Shares Issued and Outstanding $.001 Par Value (Authorized 800,000,000, 100,000,000 and 100,000,000, respectively)	4,579,670	1,080,056	697,397
Net Asset Value, Offering and Redemption Price Per Share	$20.27	$9.45	$7.61
Components of Net Assets
Paid-in Capital	119,645,292	9,823,760	5,402,030
Accumulated Net Realized Losses from Investment Transactions, Foreign Currency Transactions and Securities Sold Short	(2,708,699)	(140,578)	(30,383)
Net Unrealized Appreciation (Depreciation) of Investment Securities and Securities Sold Short	(24,118,356)	518,965	(62,258)
Total Net Assets	$92,818,237	$10,202,147	$5,309,389

See accompanying notes to financial statements.

Annual Report 2008

Statements of Operations

For the Year Ended December 31, 2008

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Investment Income
Dividends	$858,114	$30,984	$22,754
Interest	74,079	25,997	8,875
Securities Lending	76,174	10,092	35
Less: Foreign Taxes Withheld	(9,308)	(638)	—
Total Investment Income	999,059	66,435	31,664
Expenses
Investment Advisory Fees	1,878,037	174,099	81,368
Distribution Fees	375,608	34,820	16,274
Administration and Accounting Fees	114,583	19,059	13,883
Chief Compliance Officer Fees	32,030	2,723	342
Audit Fees	28,161	35,733	35,733
Custodian Fees	31,033	8,232	5,901
Dividend Expense on Securities Sold Short	1,100	110	478
Interest Expense*	2,674	1,878	90
Legal Fees	105,566	19,495	20,132
Filing Fees	24,083	14,293	14,518
Transfer Agent Fees	118,882	22,453	22,283
Directors' Fees	42,958	4,011	1,819
Printing Fees	83,633	4,545	5,030
Other Expenses	216,127	24,406	14,575
Total Expenses	3,054,475	365,857	232,426
Fees Waived by Investment Adviser	—	(16,382)	(69,290)
Net Expenses	3,054,475	349,475	163,136
Net Investment Loss	(2,055,416)	(283,040)	(131,472)
Realized and Unrealized Gain (Loss) on Investment Securities, Written Options, Foreign Currency Transactions, Securities Sold Short and Distributions from Underlying Funds
Net Realized Gain on Investment Securities	93,716	51,889	55,377
Net Realized Gain (Loss) on Securities Sold Short	(1,332,769)	4,249	(21,857)
Net Realized Gain (Loss) on Foreign Currency Transactions	2,986	(919)	—
Net Realized Gain from Written Options	165,006	—	—
Net Realized Gain Distributions from Underlying Funds	39,179	—	—
Change in Unrealized Appreciation/Depreciation of Investment Securities and Securities Sold Short	(69,741,872)	(4,436,033)	(1,564,399)
Net Realized/Unrealized Gain (Loss) from Investment Securities, Written Options, Foreign Currency Transactions, Securities Sold Short and Distributions from Underlying Funds	(70,773,754)	(4,380,814)	(1,530,879)
Change in Net Assets Resulting from Operations	$(72,829,170)	$(4,663,854)	$(1,662,351)

  *  Expense consists of interest expense on temporary borrowings and/or interest expense related to Securities Sold Short.

See accompanying notes to financial statements.

Needham Funds

Statements of Changes in Net Assets

	Needham Growth Fund		Needham Aggressive Growth Fund		Needham Small Cap Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Change in Net Assets
Operations:
Net Investment Loss	$(2,055,416)	$(1,459,028)	$(283,040)	$(233,713)	$(131,472)	$(176,580)
Net Realized Gain (Loss) on Investment Securities, Written Options, Foreign Currency Transactions, Securities Sold Short and Distributions from Underlying Funds	(1,031,882)	26,956,500	55,219	3,117,048	33,520	2,209,731
Change in Unrealized Appreciation/Depreciation on Investment Securities and Securities Sold Short	(69,741,872)	(17,763,714)	(4,436,033)	(85,369)	(1,564,399)	(2,104,340)
Change in Net Assets Resulting from Operations	(72,829,170)	7,733,758	(4,663,854)	2,797,966	(1,662,351)	(71,189)
Distributions to Shareholders from:
Net Investment Income	—	(58,037)	—	—	—	—
Short-term Gains	—	—	—	(150,962)	—	—
Long-term Gains	(5,577,950)	(22,406,825)	(715,222)	(2,396,097)	(506,898)	(1,863,696)
Return of Capital	—	—	—	—	(107,987)	—
Total Distributions to Shareholders	(5,577,950)	(22,464,862)	(715,222)	(2,547,059)	(614,885)	(1,863,696)
Capital Transactions:
Shares Issued	9,876,082	25,488,243	1,426,700	665,404	1,300,515	705,875
Shares Issued in Reinvestment of Distributions	5,390,946	21,578,427	714,754	2,543,497	604,759	1,834,244
Shares Redeemed	(53,438,178)	(131,632,309)	(7,077,777)	(992,894)	(2,044,919)	(8,126,667)
Change in Net Assets from Capital Transactions	(38,171,150)	(84,565,639)	(4,936,323)	2,216,007	(139,645)	(5,586,548)
Change in Net Assets	(116,578,270)	(99,296,743)	(10,315,399)	2,466,914	(2,416,881)	(7,521,433)
Net Assets
Beginning of Period	209,396,507	308,693,250	20,517,546	18,050,632	7,726,270	15,247,703
End of Period	$92,818,237	$209,396,507	$10,202,147	$20,517,546	$5,309,389	$7,726,270
Accumulated Net Investment Loss	$—	$(119)	$—	$(11)	$—	$(6)
Share Transactions:
Number of Shares Issued	334,933	644,891	147,044	44,038	125,527	49,799
Number of Shares Reinvested	262,845	598,740	76,444	179,499	82,618	161,750
Number of Shares Redeemed	(1,826,860)	(3,347,292)	(594,769)	(65,583)	(195,029)	(592,125)
Change in Shares	(1,229,082)	(2,103,661)	(371,281)	157,954	13,116	(380,576)

See accompanying notes to financial statements.

Annual Report 2008

Needham Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$36.05	$39.01	$35.69		$31.17	$29.35
Investment Operations
Net Investment Income (Loss)	(0.45)	(0.25)	0.10		(0.38)	(0.84)
Net Realized and Unrealized Gains (Losses) on Investments	(14.10)	1.45	6.29		4.90	2.62
Total from Investment Operations	(14.55)	1.20	6.39		4.52	1.78
Less Distributions
Net Investment Income	—	(0.01)	(0.09)		—	—
Net Realized Gains	(1.23)	(4.15)	(3.00)		—	—
Total Distributions	(1.23)	(4.16)	(3.09)		—	—
Contribution by Adviser	—	—	0.02	(a)	—	0.04	(b)
Net Asset Value, End of Period	$20.27	$36.05	$39.01		$35.69	$31.17
Total Return	(40.41)%	3.09%	18.05	%(a)	14.50%	6.20	%(b)
Net Assets, End of Period (000's)	$92,818	$209,397	$308,693		$204,624	$287,372
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.04%	1.86%	1.79%		1.94%	2.21%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.03%	1.85%	1.78%		1.91%	1.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.37)%	(0.61)%	0.31%		(1.01)%	(1.51)%
Portfolio Turnover Rate	41%	41%	48%		16%	15%

  (a)  In May 2006, the Adviser made a payment to the Growth Fund which increased the total return by 0.06%.

  (b)  In October 2004, the Adviser made a payment to the Growth Fund which increased the total return by 0.14%.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$14.14	$13.96	$13.73		$12.85	$11.51
Investment Operations
Net Investment Loss	(0.26)	(0.16)	(0.19)		(0.26)	(0.36)
Net Realized and Unrealized Gains (Losses) on Investments	(3.65)	2.34	1.83		1.49	1.70
Total from Investment Operations	(3.91)	2.18	1.64		1.23	1.34
Less Distributions
Net Realized Gains	(0.78)	(2.00)	(1.42)		(0.35)	—
Total Distributions	(0.78)	(2.00)	(1.42)		(0.35)	—
Contribution by Adviser	—	—	0.01	(a)	—	—
Net Asset Value, End of Period	$9.45	$14.14	$13.96		$13.73	$12.85
Total Return	(27.60)%	15.58%	12.22	%(a)	9.70%	11.64%
Net Assets, End of Period (000's)	$10,202	$20,518	$18,051		$18,125	$17,000
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.51%	2.18%	2.24%		2.50%	2.61%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.50%	2.18%	2.23%		2.50%	2.50%
Ratio of Net Expenses to Average Net Assets (excluding waivers and reimbursement of expenses)	2.63%	2.18%	2.24%		2.78%	3.15%
Ratio of Net Investment Loss to Average Net Assets	(2.04)%	(1.18)%	(1.35)%		(2.01)%	(2.25)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursement of expenses)	(2.15)%	(1.18)%	(1.35)%		(2.29)%	(2.79)%
Portfolio Turnover Rate	45%	64%	55%		69%	64%

  (a)  In May 2006, the Adviser made a payment to the Aggressive Growth Fund which increased the total return by 0.08%.

See accompanying notes to financial statements.

Annual Report 2008

Needham Small Cap Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$11.29	$14.32	$17.09		$18.53	$16.84
Investment Operations
Net Investment Loss	(0.19)	(0.26)	(0.26)		(0.31)	(0.37)
Net Realized and Unrealized Gains (Losses) on Investments	(2.49)	(0.02)	1.61		0.66	2.11
Total from Investment Operations	(2.68)	(0.28)	1.35		0.35	1.74
Less Distributions
Net Realized Gains	(0.82)	(2.75)	(4.18)		(1.79)	(0.05)
Return of Capital	(0.18)	—	—		—	—
Total Distributions	(1.00)	(2.75)	(4.18)		(1.79)	(0.05)
Contribution by Adviser	—	—	0.06	(a)	—	—
Net Asset Value, End of Period	$7.61	$11.29	$14.32		$17.09	$18.53
Total Return	(23.42)%	(2.01)%	8.52	%(a)	2.01%	10.34%
Net Assets, End of Period (000's)	$5,309	$7,726	$15,248		$18,789	$25,895
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.51%	2.50%	2.36%		2.44%	2.52%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.50%	2.50%	2.36%		2.44%	2.50%
Ratio of Net Expenses to Average Net Assets (excluding waivers and reimbursement of expenses)	3.57%	2.64%	2.36%		2.58%	2.63%
Ratio of Net Investment Loss to Average Net Assets	(2.02)%	(1.54)%	(1.61)%		(1.64)%	(1.91)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursement of expenses)	(3.09)%	(1.68)%	(1.61)%		(1.78)%	(2.02)%
Portfolio Turnover Rate	219%	38%	115%		104%	68%

  (a)  In May 2006, the Adviser made a payment to the Small Cap Growth Fund which increased the total return by 0.35%.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements

1.  Organization

Needham Growth Fund ("NGF"), Needham Aggressive Growth Fund ("NAGF") and Needham Small Cap Growth Fund ("NSCGF") (each, a "Portfolio" and collectively, the "Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on October 12, 1995.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Portfolio securities and options positions for which market quotations are readily available are stated at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange's close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities for which market prices are not readily available are valued at their fair value in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented and monitored by a Valuation Committee (the "Committee") designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio's daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Fund's financial statements.

Annual Report 2008

Notes to Financial Statements (Continued)

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The Fund has not recognized any tax liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions, or settlements. Tax periods (i.e., the last three tax year ends and the interim tax period since then, as applicable) remain subject to examination by tax authorities.

Fair Value Measurements: Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the Portfolios' investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Portfolios' investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (which may include the Portfolios' own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary categorization, as of December 31, 2008, of each Portfolio's investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 - Quoted Prices
	Investment Securities	Other Financial Instruments*
NGF	$91,361,350	$(1,282,660)
NAGF	10,479,207	(24,910)
NSCGF	5,598,736	(197,290)

* Other financial instruments would include any derivative instruments not reflected in the Schedule of Investments, such as securities sold short, futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

Recent Accounting Pronouncements: In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial position, performance and cash flows. Management is adopting SFAS 161 for the first quarter of 2009 and is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

3.  Investment Advisory and Administrative Services

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has contractually agreed to waive its fee for, and to reimburse expenses of, NAGF and NSCGF in an amount that limits annual operating expenses (excluding interest expense and dividend expense on securities sold short) to not more than 2.50% of the average daily net assets of NAGF and NSCGF for the year ended December 31, 2008.

For the year ended December 31, 2008, the Adviser waived advisory fees in the amount of $16,382 for NAGF and $69,290 for NSCGF.

The Fund and Citi Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.07% of the first $750 million of the average daily net assets of the Portfolios, and 0.065% of the average daily net assets of the Portfolios in excess of $750 million. The Administrator also

Needham Funds

Notes to Financial Statements (Continued)

provides transfer agent and other services pursuant to this agreement for additional fees.

Certain officers of the Fund are also officers of the Adviser and/or Needham & Company, LLC (the "Distributor"). Such officers receive no fees from the Fund for serving as officers of the Fund. Each of the three Independent Directors receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Fund's Audit Committee and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Fund and to provide certain related services.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, each Portfolio pays the Distributor and any other distributor or financial institution with which the Fund has an agreement with respect to each Portfolio, a fee at an annual rate of 0.25% of each Portfolio's daily average net assets. For the year ended December 31, 2008, NGF, NAGF and NSCGF incurred distribution fees in the amount of $375,608, $34,820 and $16,274, respectively. For the year ended December 31, 2008, NGF, NAGF and NSCGF each paid 12b-1 fees to the Distributor in the amount of $89,992, $22,849 and $6,225, respectively.

During the year ended December 31, 2008, NGF, NAGF and NSCGF each incurred and paid brokerage commissions to the Distributor in the amount of $66,018, $2,628 and $7,042, respectively.

5.  Temporary Borrowings

The Fund has entered into an agreement with Custodial Trust Company ("CTC") for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The average amounts of borrowing for the days on which the Portfolios borrowed and the average interest rate on those borrowings by the Portfolios during the year ended December 31, 2008 were as follows:

	Average Principal	Average Interest Rate
NGF	$1,500,000	4.17%
NAGF	3,500,000	3.20%

For the year ended December 31, 2008, NSCGF had no borrowings. There were no outstanding borrowings by the Portfolios at December 31, 2008.

6.  Securities Lending

Prior to April 17, 2008 the Portfolios could lend their respective portfolio securities, provided that with regard to each Portfolio (i) the loan was secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned, (ii) the Portfolio could at any time call the loan and regain the securities loaned, (iii) the Portfolio received any interest or dividends paid on the loaned securities, and (iv) the aggregate market value of securities loaned would not at any time exceed such percentage of the total assets of the Portfolio as the Board may have established, but not to exceed 20%. In addition, it was anticipated that the Portfolio could share with the borrower some of the income received on the collateral for the loan or that it would be paid a premium for the loan. Before a Portfolio entered into a loan, the Adviser considered relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Effective April 17, 2008 the Board suspended the Fund's securities lending program. There were no outstanding securities on loan at December 31, 2008.

7.  Repurchase Agreements

The Portfolios will only enter into repurchase agreements where (i) the underlying securities are of the type which the Portfolio's investment policies would allow the Portfolio to purchase directly, (ii) the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the fair or market value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Portfolio will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities.

The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Repurchase agreements will be fully collateralized at all times.

8.  Option Transactions

Each Portfolio may invest in options contracts to reduce its exposure to fluctuations in the prices of portfolio securities and to prevent losses if the prices of such securities decline. Similarly, such investments may protect a Portfolio against fluctuations in the value of securities in which the Portfolio is about to invest.

Annual Report 2008

Notes to Financial Statements (Continued)

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the securities purchased. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

In the normal course of business, certain Portfolios may trade and hold certain fair-valued derivative contracts which constitute guarantees under FASB Interpretation No. 45. Such contracts include written options where a Portfolio would be obligated to purchase or sell a specified security at a specified price if the option is exercised by the counterparty. The maximum payouts for these contracts are limited to the number of contracts written and the related strike price. The maximum payout amount could be offset by the subsequent sale of assets obtained via the execution of a payout event.

Written option activity for the year ended December 31, 2008 was as follows:

NGF	Number of Options	Amount of Proceeds
Options outstanding at December 31, 2007	—	$—
Options written	(1,300)	(165,006)
Options expired	1,300	165,006
Options covered	—	—
Options outstanding at December 31, 2008	—	$—

Neither NAGF nor NSCGF had purchased or written options for the year ended December 31, 2008.

9.  Short Sale Transactions

During the year ended December 31, 2008, each Portfolio sold securities short. Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Certain securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding. At December 31, 2008, the market value of securities separately segregated to cover short positions was approximately $3,394,107, $832,688 and $2,131,336 for NGF, NAGF and NSCGF, respectively. Additionally, included in Deposit with Broker for Securities Sold Short are $2,828,863, $122,211 and $183,180 pledged as collateral with brokers in connection with open short positions for NGF, NAGF and NSCGF, respectively. Securities sold short at December 31, 2008 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short.

10.  Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2008:

	Purchases	Sales
NGF	$59,014,856	$102,498,512
NAGF	5,290,090	11,858,921
NSCGF	10,151,834	11,751,369

11.  Financial Instruments With Off-Balance Sheet Risk

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short, written options, futures, and forward currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the

Needham Funds

Notes to Financial Statements (Continued)

securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

12.  Indemnification

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.  Federal Income Taxes

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as defined below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, including proceeds from securities sold short, for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NGF	$114,295,428	$16,001,870	$(40,218,608)	$(24,216,738)
NAGF	9,935,332	1,792,949	(1,273,984)	518,965
NSCGF	5,470,648	300,576	(369,778)	(69,202)

As of December 31, 2008, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Accumulated capital and other losses	$(2,610,317)	$(140,578)	$(23,439)
Unrealized appreciation (depreciation)	(24,216,738)	518,965	(69,202)
Total accumulated earnings (loss)	$(26,827,055)	$378,387	$(92,641)

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	NGF	NAGF	NSCGF
Net long-term capital gains	$5,577,950	$715,222	$506,898
Return of capital	—	—	107,987
Total distributions paid	$5,577,950	$715,222	$614,885

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$58,037	$—	$—
Net short-term capital gains	—	150,962	—
Net long-term capital gains	22,406,825	2,396,097	1,863,696
Total distributions paid	$22,464,862	$2,547,059	$1,863,696

Reclassifications during the year ended December 31, 2008 were as follows:

	NGF	NAGF	NSCGF
Undistributed net investment income (loss)	$2,055,535	$283,051	$131,478
Accumulated net realized gains (losses)	(2,988)	(1,628)	107,987
Paid-in capital	(2,052,547)	(281,423)	(239,465)

Annual Report 2008

Notes to Financial Statements (Continued)

Under current tax law, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Portfolios had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

Post-October Loss
NGF	$622,669
NAGF	140,578
NSCGF	23,439

As of December 31, 2008, NGF had capital loss carryforwards, which are available to offset future realized gains of $1,987,648, expiring in 2016.

14.  Other Matters

In October 2004, the Adviser made a capital contribution to NGF of $417,668. In May 2006, the Adviser made a capital contribution to NGF of $170,390, to NAGF of $9,265 and to NSCGF of $64,404.

Needham Funds

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Needham Funds, Inc.

We have audited the accompanying statements of assets and liabilities of The Needham Funds, Inc. (the "Funds") (comprising the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Needham Funds, Inc. at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 26, 2009

Annual Report 2008

Information about Directors and Officers (Unaudited)

December 31, 2008

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 445 Park Avenue, New York, NY 10022-2606. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

Name, Age and Position with the Fund	Term of Office and Length of Term Served by Director/Officer	Portfolios in the Fund Complex Overseen by Director/Officer	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director/Officer
Independent Directors

John W. Larson, 73, Director	Indefinite; since 2006	Three	Partner at the law firm of Morgan, Lewis & Bockius LLP since 2003. Partner at the law firm of Brobeck, Phleger & Harrison LLP from 1969 until retiring in January 2003. From July 1971 to September 1973 worked in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Shultz, Chairman of the Cost of Living Council. Director of Sangamo BioSciences, Inc since 1996. Director of Wage Works, Inc. (an employee benefits company) since 2000. Director of MBA Polymers, Inc. (a plastics recycling company) since 1999.

James P. Poitras, 66, Director	Indefinite; since 1996	Three	Currently retired. Director (since 2000) and Chairman (since 2001) of Kyma Technologies, Inc. (a specialty materials semiconductor company). Founder, Chairman, President and Chief Executive Officer of Integrated Silicon Systems (a computer software company) from 1985 to 1995.

F. Randall Smith, 70, Director	Indefinite; since 1996	Three	Founder and Chief Executive and Investment Officer of Capital Counsel LLC (a registered investment adviser) since September 1999. Co-Founder and Managing Partner of Train, Smith Counsel (a registered investment adviser) from 1975 to 1999.

Interested Director

George A. Needham, 65, Chairman, President and Director	Indefinite; since 1996	Three	Chairman of the Board and Chief Executive Officer of The Needham Group, Inc. and Needham Holdings, LLC since December 2004. Chairman of the Board and Chief Executive Officer of Needham Asset Management, LLC since April 2006. Chairman of the Board from 1996 to December 2004 and Chief Executive Officer from 1985 to December 2004 of Needham & Company, LLC.

Officers

Bernard Lirola, 56* Executive Vice President and Portfolio Manager of Needham Growth Fund and Needham Aggressive Growth Fund	One year; since 2008	Two	Portfolio Manager of Needham Asset Management, LLC since 2008; Co-Head of Health Care, Co-Head of Investment Banking and member of the Operating Committee at Needham & Company, Inc. (predecessor to The Needham Group, Inc.) from 1994 to 2007.

Chris Retzler, 37* Executive Vice President and Portfolio Manager of Needham Small Cap Growth Fund	One year: Since 2008	One*	Portfolio Manager of Needham Asset Management, LLC since 2008. Vice President of Needham Asset Management, LLC since 2005. Head of Winterkorn, a healthcare manufacturing and distribution company, from 2002 to 2005.

Glen W. Albanese, 37, Treasurer and Secretary	One year; Since 1998	Three	Chief Financial Officer of The Needham Group, Inc. and Needham Holdings, LLC since December 2004. Chief Financial Officer and Managing Director of Needham Asset Management, LLC since April 2006 and of Needham & Company, LLC since January 2000.

James M. Abbruzzese, 39, Chief Compliance Officer	One year: Since 2004	Three	Chief Compliance Officer of Needham Asset Management, LLC since April 2006 and Chief Compliance Officer and Managing Director of Needham & Company, LLC since July 1998.

Mr. Needham is deemed to be an "interested person", as defined in the Investment Company Act of 1940, because of his affiliation with the Fund's investment adviser, Needham Investment Management L.L.C and/or because he is an officer of the Fund and may be deemed to be an "affiliated person" of Needham Investment Management L.L.C. and of Needham & Company, L.L.C.

*  Effective January 22, 2009, Mr. Lirola and Mr. Retzler are Co-Portfolio Managers of the Needham Growth Fund.

Needham Funds

Supplementary Information (Unaudited)

December 31, 2008

Federal Income Tax Information

During the year ended December 31, 2008, the Portfolios declared long-term realized gain distributions in the following amounts:

15% Capital Gains
NGF	$5,577,952
NAGF	717,769
NSCGF	506,898

For the year ended December 31, 2008, there were no total ordinary income distributions paid by the Portfolios which qualify for the distributions received reduction available to corporate shareholders.

For the year ended December 31, 2008, there were no qualified dividend income distributions paid by the Portfolios, subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Disclosure of Portfolio Holdings

The Needham Funds, Inc. (the "Fund") files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Fund's first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Fund's portfolio holdings as of the end of those fiscal quarters. The Fund's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC's website at http://www.sec.gov.

Board Consideration and Approval of Investment Advisory Agreement

On October 30, 2008, at a meeting called for the purpose of voting on such approval, the Board of Directors, including all of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (the "Independent Directors"), approved the continuance of the Fund's Restated Investment Advisory Agreement dated October 21, 2004 (the "Advisory Agreement") with Needham Investment Management L.L.C. (the "Adviser"). In so doing, the Board studied materials specifically relating to the Advisory Agreement provided by the Adviser and counsel to the Fund, including peer group comparisons consisting of performance and expense information for other investment companies with the ability to engage in short sales. The Board considered a variety of factors, including the following:

The Board considered the nature, extent and quality of the services to be provided by the Adviser to the Fund pursuant to the Advisory Agreement, including the Adviser's competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial reporting controls; and adherence to the investment objectives, policies and restrictions of each Portfolio. The Board also reviewed information provided by the Adviser as to its methodology, research and analysis, including, but not limited to, its company visits, which it employs in selecting securities for the Fund's Portfolios. The Board considered the qualifications, capabilities and experience of the Fund's portfolio managers, as well as that of other personnel employed by the Adviser who are responsible for providing services to the Fund, including the fact that a high caliber of personnel was both needed and provided to meet the needs of the shareholders of each Portfolio specifically with respect to investments in securities sold short. The Board concluded that the Adviser fulfilled all of its responsibilities in accordance with its obligations under the Advisory Agreement.

The Board also evaluated the investment performance of each Portfolio and the Adviser relative to the NASDAQ Composite Index, the S&P 500 Index, the S&P 400 MidCap Index and the Russell 2000 Index for the third quarter of 2008, the year-to-date, 1 year, 3 years, 5 years, 10 years (with respect to the Growth Fund) and since inception, as well as peer group expense data provided by the Adviser, as of September 30, 2008, considering the Fund's conservative investment strategy. The Board noted the performance of each Portfolio over the 1-, 3- and 5-year periods on an absolute basis and relative to its peers, with emphasis placed on the advisory fee paid for each Portfolio as compared to the returns produced by the respective Portfolio, the profitability of the Adviser, and the long-term performance of the Portfolios compared to their peer groups in light of current market conditions. The Board also noted that year-to-date performance was favorable compared to the peer groups.

Additionally, the Board reviewed information on the fee structure of the Advisory Agreement, including the costs of the services to be provided and the profits and benefits to be realized by the Adviser and its affiliates from their relationship with the Fund, as evidenced by the Adviser's profitability analysis, including specifically the profitability of the Growth Fund and the unprofitable nature of the Aggressive Growth Fund and the Small Cap Growth Fund. The profitability analysis consisted of revenues and expenses by category and profit or loss for each Portfolio for the year ended December 31, 2007. The Board also reviewed comparisons of the rates of compensation paid to managers of funds in each Portfolio's peer group, including funds with the ability to engage in short sales, and Lipper data relating to average expenses and advisory fees for funds comparable

Annual Report 2008

in size, character and investment strategy to each Portfolio. The Independent Directors' consideration of the continuance of the Advisory Agreement was influenced primary by the long-established peer-group comparisons provided by the Adviser. The Independent Directors noted that the Lipper data did not include performance information, and therefore did not contain all the necessary data to make it a reliable source of comparisons. The Independent Directors confirmed that they had received adequate other information to make a reasonable determination with respect to the approval of the Advisory Agreement. Based on the information provided, the Board determined that, though the Fund's fee structure is slightly higher than the average of its respective peer funds, it is still competitive with its peer group and both fair and reasonable given the services provided by the Adviser.

The Board considered the Fund's net investment advisory fees, 12b-1 fees, marketing expenses, rent expenses, professional fees and other expenses, compensation expenses and total expenses. The Board also considered the amount and nature of fees paid by shareholders. The Board considered the fact that the Adviser has contractually agreed to waive a portion of its fees (for the Aggressive Growth Fund and the Small Cap Growth Fund) and noted that the fee waiver could be discontinued at any time after December 31, 2009.

The Adviser provided information on peer-group comparisons consisting of no load mid-cap core, no load mid-cap growth and no load small-cap growth funds comparable in size to the Portfolios. The materials compared each Portfolio's assets under management; management fee; total expenses; performance for the year-to-date, 1-year and 3-year periods ended September 30, 2008. It was noted that the Fund's management fee and expense ratios are within the average range compared to its respective peer funds.

The Board considered the issue of economies of scale and noted that, given the small size and lack of growth in assets of each Portfolio, consideration of fee breakpoints was premature.

Based on its evaluation of all material aspects of the Advisory Agreement, including the foregoing factors and such other information believed to be reasonably necessary or relevant in the exercise of their reasonable business judgment to evaluate the terms of the Advisory Agreement, the Board, including all of the Independent Directors voting separately, concluded that the continuation of the Advisory Agreement would be in the best interest of each Portfolio's shareholders, and determined that the compensation to the Adviser provided for in the Advisory Agreement is fair and reasonable in light of the services to be performed.

The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Portfolio after an initial two-year term as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of each Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Directors of the Fund, on behalf of each Portfolio, and (ii) a vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

[THIS PAGE INTENTIONALLY LEFT BLANK]

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President

George A. Needham

Executive Vice Presidents
  and Portfolio Managers

Bernard Lirola

Needham Growth Fund

Needham Aggressive Growth Fund

Chris Retzler

Needham Growth Fund

Needham Small Cap Growth Fund

Directors

George A. Needham

John W. Larson

James P. Poitras

F. Randall Smith

Distributor:

Needham & Company, LLC

445 Park Avenue

New York, NY 10022-2606

212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Custodian:

Custodial Trust Company

101 Carnegie Center

Princeton, NJ 08540

Counsel:

Fulbright & Jaworski L.L.P.

666 Fifth Avenue

New York, NY 10103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

1100 Huntington Center

41 South High Street

Columbus, OH 43215

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is F. Randall Smith, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$80,000	$125,000
Audit-Related Fees	$0	$0
Tax Fees	$18,900	$18,900
All Other Fees	$0	$0

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Needham Funds, Inc.

By (Signature and Title)	/s/George A. Needham, President
George A. Needham, President (Principal Executive Officer)

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/George A. Needham, President
George A. Needham, President (Principal Executive Officer)

Date:	March 2, 2009

By (Signature and Title)	/s/Glen W. Albanese, Treasurer and Secretary
Glen W. Albanese, Treasurer and Secretary (Principal Financial Officer)

Date:	March 2, 2009